Exhibit 99.1


                            UNAUDITED PRO FORMA
                           FINANCIAL INFORMATION

     The following unaudited pro forma financial information (the "Unaudited Pro Forma Information") gives effect to the acquisition of PCI Consulting and Leasing, Inc. ("PCI") on March 31, 2001 and the acquisition of Statistical Plastics Corporation ("SPC") on December 31, 2000 (collectively, the "Acquisitions") under the purchase method of accounting. The Unaudited Pro Forma Information is presented to reflect the estimated impact of the Acquisitions and the issuance of 17,700 shares of our common stock.

     The Unaudited Pro Forma Information is presented as if the Acquisitions had been consummated as of the beginning of each period presented for the unaudited pro forma statements of operations, and as of March 31, 2001, for the unaudited pro forma balance sheet. All column headings used in the Unaudited Pro Forma Information refer to the period-end date of the company.

     The Unaudited Pro Forma Information is not necessarily indicative of the operating results and financial position that might have been achieved had the Acquisitions been consummated on the dates or as of the beginning of each period indicated, nor is it necessarily indicative of operating results and financial position which may occur in the future.

     The Unaudited Pro Forma Information should be read in conjunction with
 (1) the historical consolidated financial statements of the company contained in its Annual Reports on Form 10-K, (2) the historical financial statements of PCI included as Exhibit 99.1 to the company's Form 8-K dated March 31, 2001, as filed April 4, 2001, and (3) the company's unaudited consolidated interim financial statements contained in its Form 10-Q for the Quarterly Period ended March 31, 2001.

                                            -4-

                       PLASTICS MFG. COMPANY
                PRO FORMA STATEMENTS OF OPERATIONS
              FOR THE SIX MONTHS ENDED MARCH 31, 2000

                             Plastics Mfg.     Statistical     PCI Consulting    Pro forma         Pro forma
                               COMPANY        PLASTICS CORP.  & LEASING, INC.  ADJUSTMENTS        CONSOLIDATED
 Sales                          $ 13,598,111    $ 2,720,063     $ 2,028,575      $(1,886,147){(a)}  $16,460,602

 Cost of sales                    11,306,908      2,402,010               -       (1,886,147){(a)}   11,822,771

 Gross profit                      2,291,203        318,053       2,028,575                           4,637,831

 Operating expenses                2,082,446        218,565       1,850,906                           4,151,917

 Income from operations              208,757         99,488         177,669                             485,914

 Other expenses                      (74,165)        (7,470)       (181,491)                           (263,126)

 Net income (loss) before income
   tax expense                       134,592         92,018          (3,822)                            222,788

 Provision for income taxes           51,200              -               -                              51,200

 Net income (loss)              $     83,392    $    92,018     $    (3,822)      $                  $  171,588

 Net income per share:

           Basic                $       0.02                                                         $     0.05
           Diluted              $       0.02                                                         $     0.05

 Weighted average shares
   outstanding (in thousands):

           Basic                       3,750                             17{(b)}                          3,767
           Diluted                     3,750                             17{(b)}                          3,767

                       PLASTICS MFG. COMPANY
                PRO FORMA STATEMENTS OF OPERATIONS
              FOR THE SIX MONTHS ENDED MARCH 31, 2001

                                 Plastics Mfg.     Statistical   PCI Consulting    Pro forma          Pro forma
                                    COMPANY      PLASTICS CORP.  & LEASING, INC.  ADJUSTMENTS       CONSOLIDATED
 Sales                          $ 34,858,582     $  2,645,388     $  2,461,600    $(2,237,485){(a)} $37,728,085

 Cost of sales                    27,722,261        2,292,257                -     (2,237,485){(a)}  27,777,033

 Gross profit                      7,136,321          353,131        2,461,600                        9,951,052

 Operating expenses                2,796,533          179,034        2,050,618                        5,026,185

 Income (loss) from operations     4,339,788          174,097          410,982                        4,924,867

 Other income (expense)             (283,826)         (17,956)        (548,588)                        (850,370)

 Net Income (loss) before income
   tax expense                     4,055,962          156,141         (137,606)                       4,074,497

 Provision for income taxes        1,627,000            1,249                -                        1,628,249

 Net income (loss)              $  2,428,962     $    154,892     $   (137,606) $                   $ 2,446,248

 Net income per share

           Basic                $       0.65                                                        $      0.64
           Diluted              $       0.58                                                        $      0.57

 Weighted average shares
   outstanding (in thousands)

           Basic                       3,792                                17{(b)}                       3,809
           Diluted                     4,292                                17{(b)}                       4,309

                       PLASTICS MFG. COMPANY
                PRO FORMA STATEMENTS OF OPERATIONS
               FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                     Plastics Mfg.     Statistical     PCI Consulting    Pro forma     Pro forma
                                        COMPANY      PLASTICS CORP.  & LEASING, INC.  ADJUSTMENTS  CONSOLIDATED
 Sales                                 $  850,064     $ 6,342,714     $  1,901,425 $(2,627,508{(a)}) $6,466,695

 Cost of sales                          1,508,848       5,582,870                -  (2,627,508){(a)}  4,464,210

 Gross profit (loss)                     (658,784)        759,844        1,901,425                    2,002,485

 Operating expenses                       324,876         633,362        1,371,208                    2,329,446

 Income (loss) from operations           (983,660)        126,482          530,217                     (326,961)

 Other expenses                                 -         (76,509)        (522,277)                    (598,786)

 Income (loss) before income taxes       (983,660)         49,973            7,940                     (925,747)

 Credit for income taxes                 (402,708)              -                -                     (402,708)

 Net income (loss)                     $ (580,952)    $    49,973     $      7,940  $                $ (523,039)

 Net loss per share - basic            $    (0.24)                                                   $    (0.21)

 Weighted average shares
   outstanding - basic (in thousands)       2,432                               17{(b)}                   2,449

                       PLASTICS MFG. COMPANY
                PRO FORMA STATEMENTS OF OPERATIONS
               FOR THE YEAR ENDED SEPTEMBER 30, 1999


                                     Plastics Mfg.     Statistical     PCI Consulting    Pro forma     Pro forma
                                        COMPANY      PLASTICS CORP.  & LEASING, INC.  ADJUSTMENTS  CONSOLIDATED
 Sales                                 $ 7,465,382  $ 4,232,755      $  2,666,800 $(2,872,410){(a)}$11,492,527

 Cost of sales                           7,612,098    3,780,121                 -  (2,872,410){(a)}  8,519,809

 Gross profit (loss) on sales             (146,716)     452,634         2,666,800                    2,972,718

 Operating expenses                      2,986,273      426,517         1,956,148                    5,368,938

 Income (loss) from operations          (3,132,989)      26,117           710,652                   (2,396,220)

 Other income (expense)                    (16,866)      30,818          (725,941)                    (711,989)

 Income (loss) before income taxes
   and cumulative effect of
   accounting change                    (3,149,855)      56,935           (15,289)                  (3,108,209)

 Credit for income taxes                  (496,710)           -                  -                    (496,710)

 Cumulative effect of accounting
   change, net of tax                      (95,614)                                                    (95,614)

 Income (loss)                         $(2,748,759) $    56,935      $    (15,289) $               $(2,707,113)

 Net loss per share                    $     (1.05)                                                 $    (1.03)

 Weighted average shares
   outstanding - basic (in thousands)        2,614                                          17{(b)}      2,631

                       PLASTICS MFG. COMPANY
                PRO FORMA STATEMENTS OF OPERATIONS
               FOR THE YEAR ENDED SEPTEMBER 30, 2000



                            Plastics Mfg.     Statistical    PCI Consulting    Pro forma     Pro forma
                               COMPANY      PLASTICS CORP.  & LEASING, INC.    ADJUSTMENTS  CONSOLIDATED
 Sales                          $33,420,116  $ 5,035,526 $  4,181,925      $(4,913,647){(a)} $37,723,919

 Cost of sales                   29,873,348    4,575,211            -       (4,913,647){(a)}  29,534,911

 Gross profit on sales            3,546,768      460,315    4,181,925                          8,189,008

 Operating expenses               4,440,087      376,921    3,411,996                          8,229,004

 Income (loss) from operations     (893,319)      83,394      769,929                            (39,996)

 Other expenses                    (246,140)     (32,815)    (973,511)                        (1,252,466)

 Income (loss) before taxes      (1,139,459)      50,579     (203,582)                        (1,292,462)

 Credit for income taxes           (462,300)           -            -                           (462,300)

 Net income (loss)              $  (677,159) $    50,579 $   (203,582)     $                 $  (803,162)

 Net loss per share - basic     $     (0.18)                                                 $     (0.21)

 Weighted average shares
   outstanding - basic (in thousands) 3,764                                         17{(b)}        3,781

                                                         -9-
       NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS


 1.  BASIS OF PRESENTATION

 The unaudited pro forma financial statements reflect the Acquisitions under the purchase method of accounting. The unaudited pro forma statements of operations for each year in the three-year period ended September 30, 2000, and the six-month periods ended March 31, 2001 and 2000, give effect to the Acquisitions as though they had occurred as of the beginning of each period presented.

 The unaudited pro forma statements of operations present financial information for the company for the fiscal years ended September 30, 2000, 1999, and 1998 and the six months ended March 31, 2001 and 2000 and the financial information of SPC and PCI for the years ended December 31, 2000, 1999 and 1998 and the six months ended March 31, 2001 and 2000. The net sales and operations for the period October 1 to December 31, 2000 of SPC and PCI are included in the statement of operations for the year ended September 30, 2000 and the six months ended March 31, 2001.

 2.  PRO FORMA ADJUSTMENTS

     (a) Represents elimination of intercompany sales between the company, SPC and PCI.

     (b) Represents an adjustment to reflect the combined weighted average number of common shares of company common stock issued in connection with the Acquisitions.

 3.  FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

 The unaudited pro forma financial statements assume that each of the Acquisitions qualified as a tax-free reorganization for federal income tax purposes.
                                           -10-